UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): March 14, 2019

(Exact name of registrant as specified in its charter)

OHIO

(State or Other Jurisdiction of Incorporation)

001-33653	31-0854434
(Commission File Number)	(IRS Employer Identification No.)

Fifth Third Center 38 Fountain Square Plaza, Cincinnati, Ohio	45263
(Address of Principal Executive Offices)	(Zip Code)

(800) 972-3030

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 including, but not limited to, Fifth Third Bancorp’s and MB Financial, Inc.’s expectations or predictions of future financial or business performance or conditions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “target,” “estimate,” “continue,” “positions,” “plan,” “predict,” “project,” “forecast,” “guidance,” “goal,” “objective,” “prospects,” “possible” or “potential,” by future conditional verbs such as “assume,” “will,” “would,” “should,” “could” or “may”, or by variations of such words or by similar expressions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made and we assume no duty to update forward-looking statements. Actual results may differ materially from current projections.

In addition to factors previously disclosed in Fifth Third Bancorp’s and MB Financial, Inc.’s reports filed with or furnished to the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance: the ability to meet closing conditions to the merger; delay in closing the merger; and the inability to implement integration plans and other consequences associated with mergers, acquisitions and divestitures.

Introductory Note

This Current Report on Form 8-K is being filed in connection with the anticipated effectiveness on March 22, 2019 of the transactions contemplated by that certain Agreement and Plan of Merger, dated as of May 20, 2018 (the “Merger Agreement”), by and among Fifth Third Bancorp (“Fifth Third”), its wholly-owned subsidiary, Fifth Third Financial Corporation and MB Financial, Inc. (“MB Financial”).

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 14, 2019, the Board of Directors (the “Board”) of Fifth Third voted to increase the size of the Board to 14 members and appoint Thomas H. Harvey and C. Bryan Daniels to the Board as independent directors effective upon the consummation of the transactions contemplated by the Merger Agreement. The Merger Agreement required Fifth Third to appoint to its Board of Directors two of MB Financial’s directors as mutually agreed by Fifth Third and MB Financial (at least one of whom shall be an independent director).

The committees to which the new directors will be appointed have not yet been determined. The new directors will participate in Fifth Third’s standard compensation arrangements for non-employee directors as described in Fifth Third’s Definitive Proxy Statement filed on March 6, 2019.

Information relating to certain transactions with related persons is incorporated herein by reference under the caption “Certain Transactions” of Fifth Third’s Definitive Proxy Statement filed with the Securities and Exchange Commission on March 6, 2019. The new directors have been nominated for election along with the other members of the Board at the upcoming Annual Meeting of Shareholders of Fifth Third to be held on April 16, 2019 (the “Annual Meeting”) subject to the closing of the transactions contemplated by the Merger Agreement occurring prior to the Annual Meeting.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIFTH THIRD BANCORP
(Registrant)

March 18, 2019	/s/ SUSAN B. ZAUNBRECHER
Susan B. Zaunbrecher
Executive Vice President, Chief Legal Officer & Corporate Secretary